SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2001
Date of Report
(Date of earliest event reported)

UTEK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

333-93913	59-3603677

(Commission File No.)	(IRS Employer Identification Number)

202 South Wheeler Street
Plant City, FL 33566
(Address of Principal Executive Offices)

(813) 754-4330
(Registrant’s Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Notes To Unaudited Pro Forma Consolidated Financial Statements
Agreement and Plan of Acquistion
Press Release

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Advanced Microsphere Technology, Inc., a Florida corporation and wholly owned subsidiary of UTEK Corporation (NASDAQ: UTOB) was acquired by Prime Pharmaceutical Corporation, an Ontario, Canada corporation in a tax-free stock-for-stock exchange. Prime Pharmaceutical Corporation issued 560,000 unregistered shares of common stock to UTEK Corporation in exchange for all of the issued and outstanding shares of Advanced Microsphere Technology, Inc. The shares acquired in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933. The value of the consideration was estimated at two hundred fifty thousand dollars U.S. based on the board of directors’ valuation as of the closing date of the transaction. As a result of the exchange, UTEK owns 4.5% of the issued and outstanding common stock of Prime Pharmaceutical Corporation.

     Advanced Microsphere Technology, Inc. holds the worldwide exclusive license for topical pharmaceutical, cosmetic and fragrance applications, of a new microsphere technology which allows for the encapsulation of a variety of substances at low temperatures.

     The amount of consideration was determined by arms-length negotiations between the parties.

     The exchange was consummated on September 28, 2001 in accordance with applicable law.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

            None Required.

(b)	Pro forma financial information.

     The unaudited pro forma consolidated financial information attached hereto illustrates the effect of the Registrant’s disposition of Advanced Microsphere Technology, Inc, its wholly owned subsidiary. The Unaudited Pro Forma Consolidated Balance Sheet of the Registrant at June 30, 2001 shows the financial position of the Company after giving effect to the September 28, 2001 disposition of Advanced Microsphere Technology, Inc., as if it had occurred on June 30, 2001. The Unaudited Pro Forma Consolidated Statement of Income for the six months ended June 30, 2001 and the year ended December 31, 2000, gives retrospective effect to this disposition and the dispositions of Micro Sensor Technologies, Inc. on May 31, 2001 (Form 8-K filed with the Securities and Exchange Commission dated May 31, 2001), Watermark Technologies, Inc. on April 20, 2001 (Form 8-K filed with the Securities and Exchange Commission dated April 20, 2001), and Technology Development, Inc. on February 19,

2001 (Form 8-K filed with the Securities and Exchange Commission dated February 19, 2001), as if the transactions had occurred at the beginning of the earliest period presented.

     The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Registrant’s Quarterly Report on Form 10-Q for the six months ended June 30, 2001 and the Annual Report on Form 10-K for the year ended December 31, 2000. The pro forma information may not necessarily be indicative of what the Registrant’s results of operations or financial position would have been had the transactions been in effect as of and for the period presented, nor is such information necessarily indicative of the Registrant’s results of operations or financial position for any future period or date.

(c)	Exhibits.

2	Agreement and Plan of Acquisition dated September 28, 2001 between UTEK Corporation, Advanced Microsphere Technology, Inc. and Prime Pharmaceutical Corporation

99.1	Press Release of UTEK Corporation dated October 1, 2001 announcing the closing of the transaction.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2001	UTEK CORPORATION

By: /s/ Charles L. Pope

Charles L. Pope Chief Financial Officer

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED
BALANCE SHEET AT
June 30, 2001

		PRO FORMA ADJUSTMENTS

	HISTORICAL	PRO FORMA	PRO
	RESULTS	ENTRIES(a)(b)	FORMA

ASSETS

Investments in non-controlled affiliates (cost $8,775,519 at June 30, 2001)	$9,542,693	$250,000	$9,792,693

Cash and cash equivalents	2,859,931	(22,000)	2,837,931

Prepaid expenses and other assets	95,457		95,457

Fixed assets, net	79,809		79,809

TOTAL ASSETS	12,577,890	228,000	12,805,890

LIABILITIES

Accrued expenses	63,494		63,494

Deferred income taxes	2,319,591	86,200	2,405,791

TOTAL LIABILITIES	2,383,085	86,200	2,469,285

NET ASSETS	$10,194,805	$141,800	$10,336,605

Commitments and Contingencies
Composition of net assets Common stock, $.01 par value, 19,000,000 shares authorized; 3,856,212 shares issued and outstanding at June 30, 2001	$38,562		$38,562

Preferred stock, $.01 par value, 1,000,000 shares authorized and none issued and outstanding	—

Additional paid-in capital	6,548,736		6,548,736

Accumulated income:

Accumulated net operating income	3,106,626	141,800	3,248,426

Net realized gain on investments, net of income taxes	22,394		22,394

Net unrealized appreciation of investments, net of deferred income taxes	478,487		478,487

Net assets	$10,194,805	$141,800	$10,336,605

Net asset value per share	$2.64		$2.68

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED
  STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED
  June 30, 2001

		PRO FORMA ADJUSTMENTS

	HISTORICAL	PRO FORMA	PRO
	RESULTS	ENTRIES (a)(b)	FORMA

Income from operations:

Sale of technology rights	$3,083,653	$250,000	$3,333,653

Consulting fees	—		—

Investment income, net	79,507		79,507

	3,163,160	250,000	3,413,160

Expenses:

Salaries and wages	221,571		221,571

Professional fees	234,601		234,601

Sales and marketing	703,140	22,000	725,140

General and administrative	323,124		323,124

	1,482,436	22,000	1,504,436

Income before income taxes	1,680,724	228,000	1,908,724

Provision for income tax	635,412	86,200	721,612

Net income from operations	1,045,312	141,800	1,187,112

Net realized and unrealized gains (losses):

Net realized loss on investment, net of income tax benefit of $795	(1,321)		(1,321)

Net increase in unrealized appreciation of non-controlled affiliate investments, net of deferred tax expense of $193,186	320,195		320,195

Net increase in net assets from operations	$1,364,186	$141,800	1,505,986

Net increase in net assets from operations per share:

Basic	$.36		$.40

Diluted	$.35		$.39

Weighted average shares:

Basic	3,794,489		3,794,489

Diluted	3,825,153		3,825,153

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED
  STATEMENT OF INCOME
FOR THE YEAR ENDED
  DECEMBER 31, 2000

		PRO FORMA ADJUSTMENTS

	HISTORICAL	PRO FORMA	PRO FORMA	PRO
	RESULTS	ENTRIES (a)(b)	ENTRIES(c)(d)(e)(f)(g)(h)	FORMA

Income from operations:

Sale of technology rights	$4,501,584	$250,000	$3,100,000	$7,851,584

Consulting fees	—			—

Investment income, net	75,230			75,230

	4,576,814	250,000	3,100,000	7,926,814

Expenses:

Salaries and wages	376,053			376,053

Professional fees	309,619			309,619

Sales and marketing	780,670	22,000	575,000	1,377,670

General and administrative	417,526			417,526

	1,883,868	22,000	575,000	2,480,868

Income before income taxes	2,692,946	228,000	2,525,000	5,445,946

Provision for income tax	1,018,334	86,200	955,696	2,060,230

Net income from operations	1,674,612	141,800	1,569,304	3,385,716

Net realized and unrealized gains (losses):

Net realized gain on investment, net of income tax expense of $14,312	23,715			23,715

Increase (decrease) in unrealized appreciation of non-controlled affiliate investments, net of deferred tax expense (benefit) of ($347,297) at December 31, 2000	(575,627)			(575,627)

Net increase in net assets from operations	$1,122,700	$141,800	$1,569,304	$2,833,804

Net increase in net assets from operations per share:

Basic	$.38			$.95

Diluted	$.38			$.95

Weighted average shares:

Basic	2,968,018			2,968,018

Diluted	2,968,720			2,968,720

UTEK CORPORATION

Notes To Unaudited Pro Forma Consolidated Financial Statements

Note 1     Pro Forma Balance Sheet Adjustments

(a)	The recognition of expenses and related tax liability (benefit) of Advanced Microsphere Technology, Inc. and included in pro forma retained earnings as of June 30, 2001.

(b)	The recognition of the estimated value of the unregistered shares of Prime Pharmaceutical Corporation common stock received in the stock for stock exchange and the related deferred tax liability.

Note 2     Pro Forma Statement of Income Adjustments

(a)	The recognition of the estimated revenue from the Microsphere Technology, Inc. stock for stock exchange and the related income tax expense.

(b)	The recognition of expenses of Microsphere Technology, Inc. and related tax liability (benefit).

(c)	The recognition of the estimated revenue from the Micro Sensor Technologies, Inc. stock for stock exchange and the related income tax expense. A Form 8-K dated May 31, 2001 related to the stock for stock exchange between Micro Sensor Technologies, Inc. and Sense Holdings, Inc. was filed with the Securities and Exchange Commission.

(d)	The recognition of expenses of Micro Sensor Technologies, Inc. and related tax liability (benefit).

(e)	The recognition of the estimated revenue from the Watermark Technologies, Inc. stock for stock exchange and the related income tax expense. A Form 8-K dated April 20, 2001 related to the stock for stock exchange between Watermark Technologies, Inc. and Bitzmart, Inc. was filed with the Securities and Exchange Commission.

(f)	The recognition of expenses of Watermark Technologies, Inc. and related tax liability (benefit).

(g)	The recognition of the estimated revenue from the Technology Development, Inc. stock for stock exchange and the related income tax expense. A Form 8-K dated February 19, 2001 related to the stock for stock exchange between Technology Development, Inc. and The Quantum Group, Inc. was filed with the Securities and Exchange Commission.

(h)	The recognition of expenses of Technology Development, Inc. and related tax liability (benefit).